                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM 8-K/A3

                                   CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2000

                              MORROW SNOWBOARDS, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OREGON                        0-27002              93-1011046
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)     IDENTIFICATION NUMBER)

                              2600 PRINGLE ROAD, S.E.
                                   SALEM, OR 97302
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (503) 375-9300
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Morrow Snowboards, Inc. dba Granite Bay Technologies ("Granite Bay") filed a Form 8-K dated January 31, 2000 (filed February 1, 2000) which Form 8-K was amended by the filing of a Form 8-K/A on February 2, 2000 and Form 8-K/A2 ("Form 8-K/A2") on February 16, 2000 (collectively, the "IDW 8-Ks"). The IDW 8-Ks reported on the acquisition of International DisplayWorks, Inc. ("IDW") by Granite Bay on January 31, 2000 and the acquisition on February 1, 2000 by International DisplayWorks Hong Kong ("IDW HK"), a wholly owned subsidiary of IDW organized under the laws of Hong Kong, People's Republic of China ("PRC"), of (i) MULCD Microelectronics Company Ltd. ("MULCD") and (ii) IDW Shen Zhen Technical Development Company, Ltd. ("IDW STD"), two companies organized under PRC law (collectively, the "PRC Companies").

     The Form 8-K/A2 filed February 16, 2000 reported certain information, including financial information, regarding the PRC Companies. That report noted that certain information being reported was based on estimates or limited information available to Granite Bay and was subject to revision. Based on further efforts by Granite Bay in reviewing the records of the PRC Companies, Granite Bay is hereby reporting additional information regarding the PRC Companies, a portion of which corrects or updates information previously reported in the Form 8-K/A2.

     PRIOR YEAR SALES The PRC Companies had the following sales revenue on an individual and combined basis for the years ended December 31, 1997, 1998 and 1999:



                    SALES REVENUE IN UNITED STATES DOLLARS (ESTIMATED)
                    --------------------------------------------------
                                             Years ended December 31
                                   -----------------------------------------
                                      1997           1998             1999
                                   -----------    -----------    -----------
MULCD                              $ 2,055,532    $ 9,376,298    $13,213,562

IDW STD                             53,286,086     37,253,079     10,933,634
                                   -----------    -----------    -----------

The PRC Companies (combined)       $55,341,618    $46,629,377    $24,147,196


Contrary to earlier belief, sales revenue was $46,629,377 in 1998, rather than less than $24 million, as previously reported. Granite Bay still believes that sales have stabilized or have been increasing since personnel from IDW began managing the PRC companies in August 1999. In addition, since the acquisition was announced earlier this month, IDW has been successful in sourcing purchase orders for new business from existing customers such as Qualcomm and Ecowater, supporting Granite Bay's belief of favorable sales trends for future revenue.

     BREAKDOWN OF SALES BY REGION Granite Bay estimates that the 1999 sales revenue by region for MULCD and IDW STD was as follows:

Page 2-FORM 8-K

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


                         1999 ESTIMATED SALES REVENUE BY REGION
                         --------------------------------------
                                                                              The PRC Companies
                         MULCD                     IDW STD                        (combined)
               ---------------------------  ------------------------    -----------------------------
                               Percent of      Sales      Percent of                      Percent of
Sales to       Sales Revenue   Total Sales    Revenue    Total Sales    Sales Revenue     Total Sales
               -------------   -----------   ----------  -----------    -------------     -----------
Asia            $10,042,307         76%      $1,312,036       12%        $11,356,343         47.0%

Europe            1,189,221          9%       1,421,372       13%          2,610,593         10.8%

United States     1,982,034         15%       8,200,226       75%         10,182,260         42.2%
               -------------   -----------   ----------  -----------    -------------     -----------

     TOTALS     $13,213,562        100%     $10,933,634      100%        $24,147,196          100%


     KEY CUSTOMERS. The key customers previously reported in the Form 8-K/A2 are hereby revised. In 1999, 5% or more of the sales revenue of MULCD was believed to be from sales to General Electronics, Kingchamp, Orient Power Group and Richway in Asia and to Ademco, Inc., GSS Array, Inc. and QUALCOMM, Inc. in the United States. In 1999, 5% or more of the 1999 sales revenue for IDW STD was believed to be from sales to Ablenett, Inc., Ademco, Inc. and QUALCOMM, Inc.

     THE PRC COMPANIES LAND LEASE. The current annual land lease payment on the PRC Companies' land lease is approximately $2,500 (US Dollars).

     IDW: EXISTING KEY OFFICERS. Mr. Tang's biographical information is being corrected by noting his employment from 1973 to 1980 and correcting the name of the company with which he was associated from 1993 to 1996 from "Pacifica Can Manufacturing," to "Pacific Can Manufacturing, Ltd.":

     BEN TANG, VICE PRESIDENT, FAR EAST OPERATIONS, age 53, was one of the founders of the predecessor company to Vikay. Mr. Tang was responsible for Vikay's original China assembly operation. Mr. Tang joined Mr. Genovese while Vikay was under judicial management to help operate the PRC Companies. From 1997 to 1999, he acted as a consultant to Vikay and the Stoval Company, Singapore, a manufacturer of smart cards (cash cards for phone services) and, during the same period was involved in consulting and investing in a number of technologies and technology companies through Ben Tang & Associates, Singapore, a wholly owned consulting firm. From 1996 to 1997, Mr. Tang was Acting Managing Director and later Director of Finance for Printed Circuits International (Singapore) Pte. LTD. ("PCIs"), with responsibility for running a printed circuit board plant for PCIs. From 1993 to 1996, he was Business Development Director for Pacific Can Manufacturing, Ltd., Singapore, a manufacturer of metal cans. From 1973 to 1980, Mr. Tang was acting Managing Director and later Vice-President of Marketing & Finance for Printed Circuits International ("PCI"). Mr. Tang has been involved with the electronics industry, including the LCD industry, for most of the past 30 years. Mr. Tang did undergraduate work in Physics and holds a degree in Accounting and was an auditor at Ernst & Young.

     FORWARD-LOOKING STATEMENTS. This Current Report on Form 8-K contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private

Page 3-FORM 8-K

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Securities Litigation Reform Act of 1995.  The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to Morrow Snowboards, Inc. dba Granite Bay Technologies ("Granite Bay") or its management, including without limitation, IDW (as defined herein) and Granite Bay's other subsidiaries, are intended to identify such forward-looking statements. Granite Bay's actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. Granite Bay wishes to caution readers of the important factors, among others, that in some cases have affected, and in the future could affect Granite Bay's actual results and could cause actual consolidated results for fiscal Year 2000, and beyond, to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Granite Bay. These factors include without limitation, Granite Bay's change in business lines, Granite Bay's ability to obtain capital and other financing in the amounts and the times needed, initiatives by competitors, price pressures, changes in the political climate for business in China, and the loss of one or more of IDW's significant customers, and the risk factors listed from time to time in Granite Bay's SEC reports, including but not limited to the report on Form 10K for the year ended December 26, 1998 and risk factors listed under "A Variety of Factors Will Affect Granite Bay's Operating Results" in the Form 8-K/A2.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on February 21, 2000.

                                   MORROW SNOWBOARDS, INC.


                                   By:  /s/ P. Blair Mullin
                                      -----------------------------------------
                                      P. Blair Mullin
                                      PRESIDENT AND CHIEF FINANCIAL OFFICER
                                      (Principal Executive, Financial and
                                      Accounting Officer

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